EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
American HealthChoice, Inc.

      We hereby consent to the incorporation by reference of our report dated December 2, 2005, into the following registration statement filed by you on Form SB-2 Registration Statement (File No. 333-_______).

/s/ Lane Gorman Trubitt, L.L.P.
Dallas, Texas
April 28, 2006